UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56181	85-1083654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Manchester Technology Center, Hexagon Tower

Delaunays Road, Blackley

Manchester, M9 8GQ U.K.

(Address of principal executive offices, including zip code)

011-44-161-721-1514

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information included in Item 4.02 below is incorporated herein by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

SmartKem, Inc. (the “Company”) has determined that it made certain errors in the presentation of gains and losses from changes in exchange rates in the caption titled “Effect of exchange rate changes on cash” instead of in a line item under the heading “Net cash flows used in operating activities” in its consolidated statements of cash flows in the Company’s financial statements during 2021 and 2022. The effect of these errors was to overstate net cash used in operating activities for each reported period. The Company will therefore restate its previously filed annual and quarterly financial statements for periods from March 31, 2021 forward, as described further below. The Company currently estimates that the errors were material and is analyzing materiality with respect to each of the affected reporting periods and will complete that analysis as part of completing its restatement. The errors and the required restatement had no effect on the Company’s cash and cash equivalents balance as of any reporting date and had no impact on either the Company’s consolidated balance sheets or the Company’s consolidated statements of operations and comprehensive loss.

Specifically, on August 15, 2022, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s financial statements inaccurately presented unrealized gains and losses from changes in exchange rates in its consolidated statements of cash flows and, as of and for the quarterly and annual periods ended from March 31, 2021 through March 31, 2022 (collectively, the “Non-Reliance Periods”) included in the associated 10-K for the fiscal year ended December 31, 2021, Form 10-Qs for the periods ended March 31, 2021, June 30, 2021, September 30, 2021 and March 31, 2022, filed with the Securities Exchange Commission (the “SEC”), (1) should no longer be relied upon due to errors in the presentation of gains and losses from changes in exchange rates in the consolidated statements of cash flows, and (2) will require restatement. As a result, the Company will file amendments to its Form 10-K for the fiscal year ended December 31, 2021 and to its Form 10-Qs for the periods ended September 30, 2021 and March 31, 2022 (including comparative information for March 31, 2021) to restate the previously issued financial statements, with restated comparatives for June 30, 2021 also restated in the Form 10-Q for the period ended June 30, 2022. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon. The Company expects to file an extension on Form 12b-25 for its Quarterly Report for the period ended June 30, 2022.

The Company is currently determining the exact amounts and full effect of the errors in the financial statements covering the Non-Reliance Periods.  The Company’s preliminary estimate is that, for the year ended December 31, 2021, the effect of these errors is an overstatement of net cash used in operating activities in the consolidated statement of cash flows of less than $1 million; however such amount is subject to revision as the Company finalizes its analysis. The Company is working to complete the restatement of its financial statements for the Non-Reliance Periods. The Company intends to restate the financial statements for the Non-Reliance Periods as soon as practicable. Accordingly, investors and others should rely only on financial information and other disclosures regarding the Non-Reliance Periods once the Company restates its financial statements for the Non-Reliance Periods and not rely on any previously issued or filed earnings press releases, investor presentations or other communications related thereto covering the Non-Reliance Periods.

Management is assessing the effect of these restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness following completion of its analysis of the cause of these restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses, the Company believes that its internal control over financial reporting was not effective and its disclosure controls and procedures were not effective for the Non-Reliance Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, BDO LLP.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, those statements regarding the Company’s expectations as to the causes of the errors described above, the scope and impact of the errors described above, the Company’s plans to amend its previously filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and restated financial statements and other disclosures contained therein and the timing of such amendments, the timing of the filing of the Quarterly Report on Form 10-Q for the period ended June 30, 2022, and the ability of the Company to identify and remediate material weaknesses in the Company’s internal control over financial reporting.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K or the reactions of customers or suppliers, the initiation of new legal proceedings, and volatility of the Company’s stock price.

The Company does not guarantee that it will actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in The Company’s Annual Report on Form 10-K for the period ended December 31, 2021. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTKEM, INC.

Dated: August 15, 2022	By:	/s/ Robert Bahns
Robert Bahns
Chief Financial Officer